Exhibit 23(Other)

POWER OF ATTORNEY

Christopher C. Fox, whose signature appears below, does hereby constitute and appoint Erik Liik and Patricia A. Milon his true and lawful attorneys-in-fact and agent (“Attorneys-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorneys-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorneys-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a trustee of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorneys-in-Fact named above if the undersigned ceases to be a trustee of the Trust.

Dated:  February 2, 2011

/s/ Christopher C. Fox
Christopher C. Fox

POWER OF ATTORNEY

Karl-Otto Hartmann, whose signature appears below, does hereby constitute and appoint Erik Liik and Patricia A. Milon his true and lawful attorneys-in-fact and agent (“Attorneys-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorneys-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorneys-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a trustee of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorneys-in-Fact named above if the undersigned ceases to be a trustee of the Trust.

Dated:  February 2, 2011

/s/ Karl-Otto Hartmann
Karl-Otto Hartmann

POWER OF ATTORNEY

Erik Liik, whose signature appears below, does hereby constitute and appoint Patricia A. Milon his true and lawful attorney-in-fact and agent (“Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as President of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorney-in-Fact named above if the undersigned ceases to be President of the Trust.

Dated:  February 2, 2011

/s/ Erik Liik
Erik Liik

POWER OF ATTORNEY

Joan D. Malloy, whose signature appears below, does hereby constitute and appoint Erik Liik and Patricia A. Milon her true and lawful attorneys-in-fact and agent (“Attorneys-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorneys-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorneys-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a trustee of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorneys-in-Fact named above if the undersigned ceases to be a trustee of the Trust.

Dated:  February 2, 2011

/s/ Joan D. Malloy
Joan D. Malloy

POWER OF ATTORNEY

Michael J. LeVar, whose signature appears below, does hereby constitute and appoint Erik Liik and Patricia A. Milon his true and lawful attorneys-in-fact and agent (“Attorneys-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorneys-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorneys-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a trustee of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorneys-in-Fact named above if the undersigned ceases to be a trustee of the Trust.

Dated:  February 2, 2011

/s/ Michael J. LeVar
Michael J. LeVar

POWER OF ATTORNEY

Patricia A. Milon, whose signature appears below, does hereby constitute and appoint Erik Liik her true and lawful attorney-in-fact and agent (“Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of FocusShares Trust (the “Trust”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust’s Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a trustee of the Trust. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the Attorney-in-Fact named above if the undersigned ceases to be a trustee of the Trust.

Dated:  February 2, 2011

/s/ Patricia A. Milon
Patricia A. Milon